Exhibit 99.1

              CALLIDUS SOFTWARE REPORTS FOURTH QUARTER 2004 RESULTS
                            Q4 REVENUES $15.1 MILLION

San Jose, Calif., January 26, 2005-- Callidus Software Inc. (Nasdaq: CALD), a leader in Enterprise Incentive Management (EIM), today announced financial results for the fourth quarter ended December 31, 2004.

Total fourth quarter revenues were $15.1 million, an increase of 8% compared to prior quarter revenues of $13.9 million, and a decrease of 32% compared to fourth quarter 2003 revenues of $22.3 million. Fourth quarter net loss was $1.3 million, or ($0.05) per share, compared to a net loss of $4.4 million, or ($0.18) per share for the prior quarter and net income of $0.7 million, or $0.03 per share for the fourth quarter of 2003.

Non-GAAP net loss for the fourth quarter was $0.8 million, or ($0.03) per share, as compared to non-GAAP net loss of $2.5 million, or ($0.10) per share in the prior quarter and non-GAAP net income of $2.7 million, or $0.11 per share in the fourth quarter of 2003. A reconciliation between GAAP and non-GAAP information is contained in the attached tables.

For fiscal year 2004, total revenues were $58.7 million, a decrease of 18% from total revenues of $71.7 million in fiscal year 2003. Net loss for fiscal year 2004 was $25.5 million, or ($1.04) per share, compared to net income of $0.8 million, or $0.04 per share in fiscal year 2003. Non-GAAP net loss for fiscal year 2004 was $13.3 million, or ($0.54) per share, compared to non-GAAP net income of $5.4 million or $0.25 per share in fiscal year 2003.

"Callidus achieved another quarter of sequential growth in license revenues. Our maintenance and service revenues and associated gross margin again exceeded our estimates for the quarter and operating expenses were also better than we had expected. As we begin 2005, Callidus is focused on improving financial results and expanding the analytic and modeling capability of our products," said David Pratt, president and CEO of Callidus Software.

Callidus software also announced today that Christopher Cabrera, senior vice president, operations has resigned effective February 28, 2005 to get back into a startup business. "Chris joined Callidus in 1998 and has been an instrumental part of the company's success since Callidus was an early stage start-up. I would like to thank Chris for his contributions to Callidus," said Pratt. A search will be conducted to fill the vice president of sales position.

Q4 2004 FINANCIAL SUMMARY
    . License revenues were $4.0 million, increasing 73% sequentially from the prior quarter, but declining 63% year-over-year.

    . Maintenance and service revenues were $11.0 million, decreasing 5% sequentially from the prior quarter and 3% year-over-year.

    . Maintenance and service gross margin was 33%, down from 34% in Q3 2004 and up from 31% in Q4 2003. License gross margin was 97%, up from 96% in each of Q3 2004 and Q4 2003.

    . Operating expenses were $9.2 million compared to $10.8 million in Q3 2004 and $13.3 million in Q4 2003. Excluding stock-based compensation, non-GAAP operating expenses were $8.7 million, down from non-GAAP operating expenses of $9.1 million in Q3 2004 and $11.3 million in Q4 2003.

    . Cash and investments totaled $59.8 million on December 31, 2004 as compared to $62.6 million on September 30, 2004.

    . Days Sales Outstanding (DSO) in accounts receivable at the end of the quarter was 66 days, up from 65 days at the end of the third quarter of 2004.

Q1 2005 GUIDANCE
    . Maintenance and services revenue is expected to be between $10.5 million and $11.0 million with a corresponding gross margin between 29% and 31%.

    . Operating expenses are expected to be between $10.2 million and $10.7 million. Excluding stock-based compensation, non-GAAP operating expenses are expected to be between $9.5 million and $10.0 million. Stock-based compensation is expected to be $0.7 million.

    .   No guidance is being given on license revenues or earnings.

CONFERENCE CALL
Callidus Software's fourth quarter 2004 conference call is scheduled for 1:30 p.m. Pacific Time (PT), Wednesday, January 26, 2005. The conference call is available via web cast and can be accessed live, and for two weeks after the call, at the Investor Relations section of Callidus Software's website at www.CallidusSoftware.com. To participate in the call via telephone, the dial-in number is 800-510-0219 (international 617-614-3451), passcode 72964789. A replay of the conference call can be accessed after 3:30 p.m. PT, by calling 888-286-8010 (international 617-801-6888), passcode 81221198.

ABOUT CALLIDUS SOFTWARE
Founded in 1996, Callidus Software (www.CallidusSoftware.com) is an enterprise incentive management (EIM) provider to global companies across multiple industries. Callidus' EIM systems allow enterprises to develop and manage incentive compensation linked to the achievement of strategic business objectives. Through its TrueComp(R) Grid architecture, Callidus delivers an EIM solution that combines the power and scalability of grid computing with the flexibility of a rules-based interface. Customers/Partners include AOL Time Warner Corporation, AT&T Wireless, BMC Software, CUNA Mutual, DIRECTV, Dun & Bradstreet, IBM, Pennzoil-Quaker State Company, SBC Communications and Sun Microsystems. Callidus is publicly traded on the NASDAQ under the symbol CALD.

NON-GAAP FINANCIAL MEASURES
The non-GAAP information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with generally accepted accounting principles (GAAP) in the United States. The non-GAAP financial results exclude stock-based compensation expense, restructuring expenses, customer and legal settlements, insurance reimbursements, and amortization and impairment of intangible assets. The non-GAAP financial measures provide what we believe is an additional tool for investors to use in understanding our operational results and trends. These non-GAAP financial results are used internally by management to evaluate our operations, plan and forecast for future periods and to allocate resources within the organization. A reconciliation between GAAP and non-GAAP financial measures is included in the accompanying tables.

NOTE ON FORWARD-LOOKING STATEMENTS
The forward looking statements included in this press release, including conducting a search for a vice president of sales, improving financial results in 2005, expanding the analytic and modeling capability of our products, estimates of maintenance and service revenues and associated gross margin and of operating expenses and stock-based compensation for the first quarter of 2005, reflect management's best judgment based on factors currently known and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, changes in executive management, timing of software license orders, potential material fluctuations in financial results and future growth rates, decreases in customer spending, increased competition or new entrants in the marketplace, litigation and other risks detailed in the company's SEC reports, including its From 10-K and Form 10-Qs, copies of which may be obtained by contacting Callidus Software's Investor Relations department at 408-808-6577, or the Investor Relations section of Callidus Software's website (www.CallidusSoftware.com). Actual results may differ materially from those presently reported. We assume no obligation to update the information contained in this release.

(C)? 2005 by Callidus Software Inc. All rights reserved. Callidus Software, the Callidus Software logo, Everyone Profits, TrueChannel, TrueComp, TrueComp Grid, TrueInformation, TruePerformance, TrueReferral, and TrueResolution are trademarks of Callidus Software Inc. All other trademarks are the property of their respective owners.

                                       ###

Investor Relations Contact:                              Press Contact:
Jon Pexton                                               Jane Le Fevre
408-808-6577                                             408-808-6511
ir@callidussoftware.com                                  pr@callidussoftware.com

                             CALLIDUS SOFTWARE INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    (In thousands, except for per share data)
                                   (unaudited)

                                              Three months ended           Year  ended
                                                  December 31,            December 31,
                                           -----------------------   -----------------------
                                              2004         2003         2004          2003
                                           ----------   ----------   ----------   ----------
Revenues:
   License revenues                        $    4,013   $   10,909   $   12,758   $   37,526
   Maintenance and service revenues            11,047       11,376       45,936       34,208
                                           ----------   ----------   ----------   ----------
   Total revenues                              15,060       22,285       58,694       71,734

Cost of revenues:
   License revenues                               137          455          774        1,909
   Maintenance and service revenues             7,396        7,807       32,070       25,746
   Impairment of purchased technology              --           --        1,800           --
                                           ----------   ----------   ----------   ----------
   Total cost of revenues                       7,533        8,262       34,644       27,655
                                           ----------   ----------   ----------   ----------
Gross profit                                    7,527       14,023       24,050       44,079

Operating expenses:
   Sales and marketing                          4,377        6,598       20,577       20,813
   Research and development                     2,809        2,937       13,415       10,963
   General and administrative                   1,516        1,766        7,493        6,323
   Impairment of intangible asset                  --           --        1,994           --
   Restructuring expenses                          --           --        1,488           --
   Stock-based compensation                       500        2,008        5,585        4,577
                                           ----------   ----------   ----------   ----------
   Total operating expenses                     9,202       13,319       50,552       42,676
                                           ----------   ----------   ----------   ----------
Operating income (loss)                        (1,675)         704      (26,502)       1,403

Interest expense                                  (13)         (99)        (122)        (502)
Interest and other income, net                    348          151        1,216          201
                                           ----------   ----------   ----------   ----------
Income (loss) before provision
   for income taxes                            (1,340)         756      (25,408)       1,102

Provision for income taxes                         --           92           75          267
                                           ----------   ----------   ----------   ----------
Net income (loss)                          $   (1,340)  $      664   $  (25,483)  $      835
                                           ==========   ==========   ==========   ==========
Basic net income (loss) per share
   attributable to common stockholders     $    (0.05)  $     0.04   $    (1.04)  $     0.06
                                           ==========   ==========   ==========   ==========
Diluted net income (loss) per share        $    (0.05)  $     0.03   $    (1.04)  $     0.04
                                           ==========   ==========   ==========   ==========
Shares used in basic per share
   computation                                 24,989       11,651       24,419        4,003
                                           ==========   ==========   ==========   ==========
Shares used in diluted per share
   computation                                 24,989       24,475       24,419       21,294
                                           ==========   ==========   ==========   ==========

                             CALLIDUS SOFTWARE INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (unaudited)

                                                 DECEMBER 31,   DECEMBER 31,
ASSETS                                               2004           2003
----------------------------------------------   ------------   ------------
Current assets:
  Cash and cash equivalents                      $     22,126   $     56,330
  Short-term investments                               37,691         23,936
  Accounts receivable, net                             12,126         14,850
  Prepaid and other current assets                      1,868          1,511
                                                 ------------   ------------

   Total current assets                                73,811         96,627

Property and equipment, net                             3,361          2,721
Intangible asset                                           --          2,000
Deposits and other assets                               1,317            851
                                                 ------------   ------------

   Total assets                                  $     78,489   $    102,199
                                                 ============   ============
Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                               $      1,904   $      3,504
  Current portion of long-term debt                       471            694
  Accrued payroll and related expenses                  3,827          3,638
  Accrued expenses                                      1,881          3,542
  Deferred revenue                                      6,856          7,930
                                                 ------------   ------------
   Total current liabilities                           14,939         19,308

Long-term debt, less current portion                       48            520
Deferred rent                                             292            180
Long-term deferred revenue                                178            693
                                                 ------------   ------------
   Total liabilities                                   15,457         20,701
                                                 ------------   ------------
Stockholders' equity
  Common stock                                             26             24
  Additional paid-in capital                          184,443        184,343
  Deferred stock-based compensation                    (2,316)        (9,328)
  Notes receivable from stockholders                       --            (83)
  Accumulated other comprehensive income                  108            288
  Accumulated deficit                                (119,229)       (93,746)
                                                 ------------   ------------
   Total stockholders' equity                          63,032         81,498
                                                 ------------   ------------
   Total liabilities and stockholders' equity    $     78,489   $    102,199
                                                 ============   ============

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                         QUARTER OVER QUARTER COMPARISON

                    (In thousands, except for per share data)
                                   (unaudited)

                                                   Three months ended                       Three months ended
                                                   December 31, 2004                        September 30, 2004
                                      ------------------------------------------   ------------------------------------------
                                                        Non-GAAP                                    Non-GAAP
                                          GAAP        Adjustments     Non-GAAP         GAAP        Adjustments     Non-GAAP
                                      ------------   ------------   ------------   ------------   ------------   ------------
Revenues:
     License revenues                 $      4,013                  $      4,013   $      2,317(b)$        150   $      2,467
     Maintenance and service revenues       11,047                        11,047         11,621                        11,621
                                      ------------                  ------------   ------------                  ------------
           Total revenues                   15,060                        15,060         13,938                        14,088
Cost of revenues:
     License revenues                          137                           137             88                            88
     Maintenance and service revenues        7,396                         7,396          7,680                         7,680
                                      ------------                  ------------   ------------                  ------------
           Total cost of revenues            7,533                         7,533          7,768                         7,768
                                      ------------                  ------------   ------------                  ------------
Gross profit                                 7,527                         7,527          6,170                         6,320
Operating expenses:
     Sales and marketing                     4,377                         4,377          4,455                         4,455
     Research and development                2,809                         2,809          3,020                         3,020
     General and administrative              1,516                         1,516          1,231(c)         375          1,606
     Restructuring expenses                     --                            --          1,488(d)      (1,488)            --
Stock-based compensation                      500 (a)        (500)            --            620(a)        (620)            --
                                      ------------                  ------------   ------------                  ------------
           Total operating expenses          9,202                         8,702         10,814                         9,081
                                      ------------                  ------------   ------------                  ------------
Operating income (loss)                     (1,675)                       (1,175)        (4,644)                       (2,761)
Interest expense                               (13)                          (13)           (14)                          (14)
Interest and other income, net                 348                           348            324                           324
                                      ------------                  ------------   ------------                  ------------
Income (loss) before provision for
     income taxes                           (1,340)                         (840)        (4,334)                       (2,451)
Provision for income taxes                      --                            --             25                            25
                                      ------------                  ------------   ------------                  ------------
Net income (loss)                     $     (1,340)                 $       (840)  $     (4,359)                 $     (2,476)
                                      ============                  ============   ============                  ============
Diluted net income (loss) per share   $      (0.05)                 $      (0.03)  $      (0.18)                 $      (0.10)
                                      ============                  ============   ============                  ============
Shares used in diluted per share
     computation                            24,989                        24,989         24,489                        24,489
                                      ============                  ============   ============                  ============

(a) Non-cash stock based compensation
(b) Customer settlement for discontinuance of TruePerformance product
(c) Insurance proceeds from TruePerformance related claim
(d) Reduction in force and discontinuance of TruePerformance product

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                 YEAR OVER YEAR COMPARISON OF THE FOURTH QUARTER

                    (In thousands, except for per share data)
                                   (unaudited)

                                                  Three months ended                           Three months ended
                                                   December 31, 2004                            December 31, 2003
                                      ------------------------------------------   ------------------------------------------
                                                        Non-GAAP                                    Non-GAAP
                                          GAAP        Adjustments     Non-GAAP         GAAP        Adjustments     Non-GAAP
                                      ------------   ------------   ------------   ------------   ------------   ------------
Revenues:
     License revenues                       $4,013                  $      4,013   $     10,909                       $10,909
     Maintenance and service revenues       11,047                        11,047         11,376                        11,376
                                      ------------                  ------------   ------------                  ------------
           Total revenues                   15,060                        15,060         22,285                        22,285
Cost of revenues:
     License revenues                          137                           137            455                           455
     Maintenance and service revenues        7,396                         7,396          7,807                         7,807
                                      ------------                  ------------   ------------                  ------------
           Total cost of revenues            7,533                         7,533          8,262                         8,262
                                      ------------                  ------------   ------------                  ------------
Gross profit                                 7,527                         7,527         14,023                        14,023
Operating expenses:
     Sales and marketing                     4,377                         4,377          6,598                         6,598
     Research and development                2,809                         2,809          2,937                         2,937
     General and administrative              1,516                         1,516          1,776                         1,776
     Stock-based compensation                  500(a)        (500)            --          2,008(a)      (2,008)            --
                                      ------------                  ------------   ------------                  ------------
           Total operating expenses          9,202                         8,702         13,319                        11,311
                                      ------------                  ------------   ------------                  ------------
Operating income (loss)                     (1,675)                       (1,175)           704                         2,712
Interest expense                               (13)                          (13)           (99)                          (99)
Interest and other income, net                 348                           348            151                           151
                                      ------------                  ------------   ------------                  ------------
Income (loss) before provision for
     income taxes                           (1,340)                         (840)           756                         2,764
Provision for income taxes                      --                            --             92                            92
                                      ------------                  ------------   ------------                  ------------
Net income (loss)                         $ (1,340)                 $       (840)  $        664                       $ 2,672
                                      ============                  ============   ============                  ============
Diluted net income (loss) per share         $(0.05)                 $      (0.03)  $       0.03                      $   0.11
                                      ============                  ============   ============                  ============
Shares used in diluted per share
     computation                            24,989                        24,989         24,475                        24,475
                                      ============                  ============   ============                  ============

(a) Non-cash stock based compensation

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                     FISCAL YEAR OVER FISCAL YEAR COMPARISON

                    (In thousands, except for per share data)
                                   (unaudited)

                                                      Year ended                                   Year ended
                                                   December 31, 2004                            December 31, 2003
                                      ------------------------------------------   ------------------------------------------
                                                        Non-GAAP                                    Non-GAAP
                                          GAAP        Adjustments     Non-GAAP         GAAP        Adjustments     Non-GAAP
                                      ------------   ------------   ------------   ------------   ------------   ------------
Revenues:
  License revenues                    $     12,758(a)$        150   $     12,908   $     37,526                  $     37,526
  Maintenance and service revenues          45,936(b)         775         46,711         34,208                        34,208
                                      ------------                  ------------   ------------                  ------------
           Total revenues                   58,694                        59,619         71,734                        71,734
Cost of revenues:
  License revenues                             774(c)        (200)           574          1,909                         1,909
  Maintenance and service revenues          32,070                        32,070         25,746                        25,746
  Impairment of purchased technology         1,800(c)      (1,800)            --             --                            --
                                      ------------                  ------------   ------------                  ------------
           Total cost of revenues           34,644                        32,644         27,655                        27,655
                                      ------------                  ------------   ------------                  ------------
Gross profit                                24,050                        26,975         44,079                        44,079
Operating expenses:
  Sales and marketing                       20,577                        20,577         20,813                        20,813
  Research and development                  13,415(c)        (158)        13,257         10,963                        10,963
  General and administrative                 7,493(d)         (75)         7,418          6,323                         6,323
  Impairment of intangible asset             1,994(c)      (1,994)            --             --                            --
  Restructuring expenses                     1,488(e)      (1,488)            --             --                            --
  Stock-based compensation                   5,585(f)      (5,585)            --          4,577(f)      (4,577)            --
                                      ------------                  ------------   ------------                  ------------
           Total operating expenses         50,552                        41,252         42,626                        38,099
                                      ------------                  ------------   ------------                  ------------
Operating income (loss)                    (26,502)                      (14,277)         1,403                         5,980
Interest expense                              (122)                         (122)          (502)                         (502)
Interest and other income, net               1,216                         1,216            201                           201
                                      ------------                  ------------   ------------                  ------------
Income (loss) before provision for
  income taxes                             (25,408)                      (13,183)         1,102                         5,679
Provision for income taxes                      75                            75            267                           267
                                      ------------                  ------------   ------------                  ------------
Net income (loss)                     $    (25,483)                 $    (13,258)  $        835                  $      5,412
                                      ============                  ============   ============                  ============
Diluted net income (loss) per share   $      (1.04)                 $      (0.54)  $       0.04                  $       0.25
                                      ============                  ============   ============                  ============
Shares used in diluted per share
  computation                               24,419                        24,419         21,294                        24,294
                                      ============                  ============   ============                  ============

(a) Customer settlement for discontinuance of TruePerformance product
(b) Accrual for a claim related to TruePerformance
(c) Amortization or impairment of purchased intangible assets
(d) $450k legal settlement with Gordon Food Service offset by $375k of insurance proceeds from a True Performance related claim
(e) Reduction in force and discontinuance of TruePerformance product
(f) Non-cash stock based compensation